Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Janus Capital Group Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David R. Martin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David R. Martin

David R. Martin Executive Vice President and Chief Financial Officer
Date: August 9, 2005
A signed original of this written statement required by Section 906 has been provided to Janus Capital Group Inc. and will be retained by Janus Capital Group Inc. and furnished to the Securities and Exchange Commission or its staff upon request.